[Execution Form]

AMENDMENT NO. 4

THIS AMENDMENT NO. 4 (this “Amendment”), entered into on, and effective as of July 31, 2020 (the “Effective Date”), is made by and  among SPARK HOLDCO, LLC (“HoldCo”), a Delaware limited liability company, SPARK ENERGY, LLC (“Spark”), a Texas limited liability company, SPARK ENERGY GAS, LLC (“SEG”), a Texas limited liability company, CENSTAR ENERGY CORP., a New York corporation (“CenStar”), CENSTAR OPERATING COMPANY, LLC, a Texas limited liability company (“Censtar Opco”), OASIS POWER, LLC, a Texas limited liability company (“Oasis”), OASIS POWER HOLDINGS, LLC, a Texas limited liability company (“Oasis Holdings”), ELECTRICITY MAINE, LLC, a Maine limited liability company (“Maine”), ELECTRICITY N.H., LLC, a Maine limited liability company (“NH”), PROVIDER POWER MASS, LLC, a Maine limited liability company (“Mass”), MAJOR ENERGY SERVICES LLC, a New York limited liability company (“Major”), MAJOR ENERGY ELECTRIC SERVICES LLC, a New York limited liability company (“Electric”), RESPOND POWER LLC, a New York limited liability company (“Respond”), PERIGEE ENERGY, LLC, a Texas limited liability company (“Perigee”), VERDE ENERGY USA, INC., a Delaware corporation (“Verde Inc.”), VERDE ENERGY USA COMMODITIES, LLC, a Delaware limited liability company (“Verde Commodities”), VERDE ENERGY USA CONNECTICUT, LLC, a Delaware limited liability company (“Verde Connecticut”), VERDE ENERGY USA DC, LLC, a Delaware limited liability company (“Verde DC”), VERDE ENERGY USA ILLINOIS, LLC, a Delaware limited liability company (“Verde Illinois”), VERDE ENERGY USA MARYLAND, LLC, a Delaware limited liability company (“Verde Maryland”), VERDE ENERGY USA MASSACHUSETTS, LLC, a Delaware limited liability company (“Verde Massachusetts”), VERDE ENERGY USA NEW JERSEY, LLC, a Delaware limited liability company (“Verde New Jersey”), VERDE ENERGY USA NEW YORK, LLC, a Delaware limited liability company (“Verde New York”), VERDE ENERGY USA OHIO, LLC, a Delaware limited liability company (“Verde Ohio”), VERDE ENERGY USA PENNSYLVANIA, LLC, a Delaware limited liability company (“Verde Pennsylvania”), VERDE ENERGY USA TEXAS HOLDINGS, LLC, a Delaware limited liability company (“Verde Texas Holdings”), VERDE ENERGY USA TRADING, LLC, a Delaware limited liability company (“Verde Trading”), VERDE ENERGY SOLUTIONS, LLC, a Delaware limited liability company (“Verde Solutions”), VERDE ENERGY USA TEXAS, LLC, a Texas limited liability company (fka Potentia Energy, LLC) (“Verde Texas”), and HIKO ENERGY, LLC, a New York limited liability company (“Hiko”) (jointly, severally and together, the “Co-Borrowers,” and each individually, a “Co-Borrower”), SPARK ENERGY, INC. (“Parent”), a Delaware corporation, the Issuing Banks, COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent, and each financial institution which is a party hereto (collectively, the “Banks”). Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement referred to below.

W I T N E S S E T H:

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WHEREAS, the Co-Borrowers, the Parent, the Agent, and the Banks have entered into the Credit Agreement dated as of May 19, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; and after giving effect to this Amendment, the “Credit Agreement”);

WHEREAS, the Increasing Banks (as defined in Section 4 below) desire to increase their Commitments (under the Existing Credit Agreement) as set forth herein, the Departing Banks (as defined in Section 4 below) desire to exit the Existing Credit Agreement as set forth herein and the New Bank (as defined in Section 4 below) desires to become a Bank under the Credit Agreement; and
WHEREAS, the parties hereto have agreed to make certain amendments to the Existing Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1.Amendments. Effective on the occurrence of the Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:
1.the Existing Credit Agreement (excluding the Exhibits and Schedules thereto, which (except as set forth in clauses (b) through (j) below) shall continue to be the Schedules and Exhibits under the Credit Agreement) is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto.
2.Schedule 2.01 is deleted and replaced as set forth on Annex II hereto.
3.Exhibit A-1 is deleted and replaced as set forth on Annex III hereto.
4.Exhibit B is deleted and replaced with Exhibit B-1 as set forth on Annex IV hereto.
5.Exhibit B-2 is inserted after Exhibit B-1 as set forth on Annex V hereto.
6.Exhibit D is amended by (x) deleting “II. TOTAL COMMITMENT: $________” and replacing it with “II. THE AGGREGATE WORKING CAPITAL COMMITMENTS” and (y) deleting in footnote 2 therein “total Commitments” and replacing it with “the aggregate Working Capital Commitments”.
7.Exhibit E is amended by deleting footnote 3 therein.
8.Exhibit G is deleted and replaced as set forth on Annex VI hereto.
9.Exhibit H is deleted and replaced as set forth on Annex VII hereto.

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10.Exhibit I is deleted and replaced as set forth on Annex VIII hereto.
SECTION 2.Conditions to Effectiveness. This Amendment shall be effective as of the Effective Date upon the satisfaction of the following conditions precedent:
1.Documentation.
i.The Agent shall have received counterparts hereof duly executed by the Loan Parties, the Agent, the Issuing Banks, and the Banks (including, without limitation, the New Bank and the Departing Banks).
ii.The Agent shall have received copies of the resolutions of each Loan Party authorizing the transactions contemplated hereby, certified as of the Effective Date by a Responsible Officer of such Loan Party.
iii.The Agent shall have received a certificate of a Responsible Officer of each Loan Party certifying the names and true signatures of any Responsible Officers of such Loan Party who are authorized to act on behalf of each Loan Party.
iv.The Agent shall have received (a) the certificate of incorporation, certificate of formation, or certificate of limited partnership, as applicable, of each Loan Party as in effect on the Effective Date, each certified by the Secretary of State of each such Person’s state of organization (or a certification by a Responsible Officer of such Loan Party (in form and substance satisfactory to the Agent) that such certificate of incorporation, certificate of formation, or certificate of limited partnership, as applicable, has not been amended since the previous delivery thereof to the Agent and remains in full force and effect), (b) the bylaws, regulations, operating agreement or partnership agreement, as applicable, of each Loan Party, each certified by a Responsible Officer of such Loan Party as a true and correct copy thereof as of the Effective Date (or a certification by a Responsible Officer of such Loan Party (in form and substance satisfactory to the Agent) that such bylaws, regulations, operating agreement or partnership agreement, as applicable, has (or have) not been amended since the previous delivery thereof to the Agent and remain (or remains) in full force and effect), and (c) evidence satisfactory to the Agent, that each Loan Party is in good standing under the laws of its state of organization.
v.The Agent shall have received such legal opinions of counsel to the Parent and Co-Borrowers as the Banks shall request.
vi.The Agent shall have received Notes (as defined in the Credit Agreement (after giving effect to this Amendment)) duly executed by the Co-Borrowers, for those Banks (including, without limitation, the New Bank) which shall have requested the same prior to the date hereof.
vii.The Agent shall have received (x) the Subordinated Creditor Consent (in the form of Annex IX hereto) duly executed by Retailco and (y) written evidence (in form and

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substance satisfactory to the Agent that the maturity of the Subordinated Debt owing to Retailco has been extended in a manner compliant with clause (a) of the definition thereof.
viii.The Agent shall have received all documentation and other information requested by the Agent, any Issuing Bank, or any Bank that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA Patriot Act.
2.Fees and Expenses. The Agent shall have received evidence of payment by the Co-Borrowers of all fees, costs and expenses to the extent then due and payable on or prior to the Effective Date (including, without limitation, such fees pursuant to Section 4(d) below), together with Attorney Costs.
SECTION 3.Representations and Warranties. Each of the Co-Borrowers hereby represents and warrants that after giving effect hereto:
i.The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, and do not and will not contravene, conflict with or result in any breach or contravention of, or the creation of any Lien under any of such Loan Party’s organizational and governing documents, or any document evidencing any contractual obligation to which such Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its property is subject or any Requirement of Law, to the extent any such contravention, conflict or breach has or could reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.
ii.The representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and after giving effect to this Amendment.
iii.No event has occurred and is continuing which constitutes a Default, an Event or Default or both.
SECTION 4.Departing Banks; New Bank; Increasing Banks; Reallocation. (a) On the Effective Date (immediately prior to giving effect to this Amendment (and for the avoidance of doubt, each of the parties hereto acknowledges that neither of the Departing Banks (as defined below) shall be deemed to have consented to any of the amendments to the Existing Credit Agreement set forth in Section 1 hereof, and such amendments shall not become effective until the requirements of this Section 4 have been satisfied)), the Co-Borrowers shall repay in full all outstanding Loans and other Obligations (including, without limitation, any amounts payable under Section 4.03 of the Existing Credit Agreement in connection with such repayment) owing

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to Hancock Whitney Bank (“Hancock Whitney” and a “Departing Bank”), HSBC Bank USA, N.A. (“HSBC” and a “Departing Bank”) and Credit Agricole Corporate & Investment Bank (“Credit Agricole”, a “Departing Bank” and, together with Hancock Whitney and HSBC, the “Departing Banks”), and upon such repayment, each Departing Bank shall cease to be a Bank, the Departing Banks’ Commitments shall terminate and each Departing Bank’s rights and obligations under the Loan Documents shall terminate except for any such rights under Sections 4.01, 4.02, 4.03 and 10.05 of the Existing Credit Agreement and any other rights that expressly survive such termination.
i.All payments made under clause (a) above shall be retained solely by the applicable Departing Bank and shall not be subject to the pro rata sharing provisions set forth in the Loan Documents.
ii.Each of the undersigned Banks party to the Existing Credit Agreement which has a Commitment (immediately before giving effect to this Amendment) which is less than the amount of its Working Capital Commitment (immediately after giving effect to this Amendment) (each, an “Increasing Bank”) and BancorpSouth Bank (the “New Bank”), has each agreed to increase its Commitments (in effect immediately before giving effect to this Amendment) to the amount of (or make, as applicable) its Working Capital Commitment (immediately after giving effect to this Amendment) as governed by the Credit Agreement on the terms and subject to the conditions set forth therein and in this Amendment. Effective upon the Effective Date (as defined in Section 2 above), the Working Capital Commitment for each Bank (including, without limitation, the New Bank) shall be as set forth on Annex II to this Amendment, notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document. Each of the Banks (including, without limitation, the New Bank) hereby agrees as follows:
ix.Each Increasing Bank shall pay to the Agent on the Effective Date, in immediately available funds, an amount equal to the amount, if any, by which such Increasing Bank’s Credit Percentage (determined after giving effect to this Amendment) of the aggregate principal amount of the Working Capital Loans to be outstanding immediately upon the Effective Date exceeds the aggregate principal amount of Loans owing to such Increasing Bank immediately prior to the Effective Date. Such amount paid by any such Increasing Bank shall be deemed the purchase price for the acquisition by such Increasing Bank of such additional amount of Loans from Banks (other than the Departing Banks) whose Working Capital Commitments (after giving effect to this Amendment) are not greater than their Commitments (immediately before giving effect to this Amendment) (the “Non-Increasing Banks”) and, if applicable, other Banks. The Agent shall distribute such amounts as received from the Increasing Banks as may be necessary so that the Working Capital Loans are held by the Banks (including, without limitation, the New Bank) in accordance with their respective Credit Percentages (determined after giving effect to this Amendment).

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x.The New Bank shall pay to the Agent on the Effective Date, in immediately available funds, an amount equal to the amount of the New Bank’s Credit Percentage (determined after giving effect to this Amendment) of the aggregate principal amount of the Loans to be outstanding immediately upon the Effective Date. Such amount paid by the New Bank shall be deemed the purchase price for the acquisition by the New Bank of such amount of Loans from Non-Increasing Banks and, if applicable, other Banks upon the effectiveness of this Amendment. The Agent shall distribute such amounts as received from the New Bank as may be necessary so that the Loans are held by the Banks (including, without limitation, the New Bank) in accordance with their respective Credit Percentages (determined after giving effect to this Amendment).
xi.Each Bank which receives a payment in connection with clause (i) or (ii) above (each, a “Selling Bank”) shall be deemed to have sold and assigned, without recourse to such Selling Bank, to the applicable Increasing Banks and or the New Bank (each, a “Purchasing Bank”), and such Purchasing Banks shall be deemed to have purchased and assumed without recourse to the Selling Banks, Working Capital Loans in amounts such that after giving effect thereto each Bank shall hold Working Capital Loans in accordance with its Credit Percentage (determined after giving effect to this Amendment).
1.(i) From and after the Effective Date, the New Bank shall be a party to the Credit Agreement and have the rights and obligations of a Bank under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof.
(ii) The New Bank shall hold an undivided interest in and to (A) all the rights and obligations of a Bank under the Credit Agreement in connection with its new Commitments and (B) all rights and obligations of a Bank in connection therewith under the other Loan Documents. In addition to its Working Capital Commitment, the New Bank shall have a Share Buyback DDTL Commitment in the amount set forth on Annex II hereto.
2.(i) The New Bank acknowledges and agrees that no Bank party to the Existing Credit Agreement (including, without limitation, the Departing Banks) (A) has made any representation or warranty or shall have any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith or (B) has made any representation or warranty or has any responsibility with respect to the financial condition of the Co-Borrowers or any other obligor or the performance or observance by the Co-Borrowers or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

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(ii) The New Bank (A) represents and warrants that it is legally authorized to enter into this Amendment, (B) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements delivered pursuant to section 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (C) agrees that it will, independently and without reliance upon the other Banks or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or in connection herewith or therewith, (D) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, (E) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to sections 4.01(f)(ii)(2) and 4.01(f)(iii) of the Credit Agreement and (F) agrees that it will be bound by the provisions of the Intercreditor Agreement.
i.The Co-Borrowers hereby agree that, in connection with the reallocation set forth in clause (a) above, the Co-Borrowers shall compensate each Bank for any loss, cost or expense attributable to such reallocation as required by Section 4.03 of the Credit Agreement.
ii.On and after the date hereof, Credit Agricole shall no longer be an Issuing Bank.
SECTION 5.Ratification of Obligations; Reaffirmation of Guaranty Agreement and Liens. Each of the Loan Parties hereby ratifies and confirms its Obligations under the Credit Agreement and the other Loan Documents and acknowledges that all other terms, provisions and conditions of the Credit Agreement and the other Loan Documents remain unchanged (except as modified hereby) and are in full force and effect. The Parent hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that it continues to unconditionally and irrevocably guarantee the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all of the Obligations. Each Loan Party hereby ratifies, confirms, acknowledges and agrees that all Liens now or hereafter held by the Agent for the benefit of the Secured Parties as security for payment of the Obligations remain in full force and effect.
SECTION 6.Governing Law. This Amendment shall be construed in accordance with, and this Amendment, and all matters arising out of or relating in any way whatsoever to this Amendment (whether in contract, tort, or otherwise) shall be governed by, the law of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at

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least in part) on Section 5-1401 of the General Obligation Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
SECTION 7.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 8.Loan Document. This Amendment is a Loan Document.
SECTION 9.Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 10.Entire Agreement. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES HERETO, AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF.
SECTION 11.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CO-BORROWERS:

SPARK HOLDCO, LLC
SPARK ENERGY, LLC
SPARK ENERGY GAS, LLC
CenStar Energy CORP.
CENSTAR OPERATING COMPANY, LLC
Oasis Power, LLC
Oasis Power Holdings, LLC
Electricity Maine, LLC
Electricity N.H., LLC
Provider Power Mass, LLC
Major Energy Services LLC
Major Energy Electric Services LLC
Respond Power LLC
Perigee Energy, LLC
verde energy usa, inc.
verde energy usa commodities, llc
verde energy usa connecticut, llc
verde energy usa dc, llc
verde energy usa ILLINOIS, llc
verde energy usa MARYLAND, llc
verde energy usa MASSACHUSETTS, llc
verde energy usa NEW JERSEY, llc
verde energy usa NEW YORK, llc
verde energy usa OHIO, llc
verde energy usa PENNSYLVANIA, llc
verde energy usa TEXAS HOLDINGS, llc
verde energy usa TEXAS, llc
verde energy usa TRADING, llc
verde energy SOLUTIONS, llc
HIKO ENERGY, LLC

Each By:/s/ James G. Jones II
Name: James G. Jones II
Title: CFO

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PARENT:

SPARK ENERGY, INC.,

By: /s/ James G. Jones II
Name: James G. Jones II
Title: CFO

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BANKS:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent, an Issuing Bank, an Increasing Bank and a Bank

              By:/s/ Brad D. Dingwall
              Name: Brad D. Dingwall
              Title: Executive Director

              By: /s/ Tim Kumpel
              Name: Tim Kumpel
              Title: Managing Director

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WOODFOREST NATIONAL BANK, as an Increasing Bank and a Bank

By: /s/ Andy Gaines
Name: Andy Gaines
Title: Senior Vice President

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BOKF, NA, A NATIONAL BANKING ASSOCIATION DBA BANK OF TEXAS, as an Issuing Bank, a Non-Increasing Bank and a Bank

By: /s/ Chris Frey
Name: Chris Frey
Title: VP Corporate Banking

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BANCORPSOUTH BANK, as a New Bank and a Bank

By: /s/ Phillip M. Gonzalez
Name: Phillip M. Gonzalez
Title: Senior Vice President

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ORIGIN BANK, as an Increasing Bank and a Bank

By: /s/ Robert S. Martin
Name: Robert S. Martin
Title: EVP

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VERITEX COMMUNITY BANK (formerly known as Green Bank), as an Increasing Bank and a Bank

By: /s/ Paul McGuire
Name: Paul McGuire
Title: SVP

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ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as an Increasing Bank and a Bank

By: /s/ Cody Biller
Name: Cody Biller
Title: EVP

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DEPARTING BANKS:
HANCOCK WHITNEY BANK, as a Departing Bank

By: /s/Nathaniel Ellis
Name: Nathaniel Ellis
Title: Senior Vice President

HSBC BANK USA, N.A., as a Departing Bank

By: /s/ Antonio J. Nanez
Name: Antonio J. Nanez
Title: Head of CSTF, North America

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Departing Bank and a resigning Issuing Bank

By: /s/ Zali Win
Name: Zali Win
Title: Managing Director

By: /s/ Daniel Raguenez
Name: Daniel Raguenez
Title: Head of ITB Americas

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Annex I to Amendment No. 4

[AMENDMENTS TO CREDIT AGREEMENT]

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Annex II to Amendment No. 4

SCHEDULE 2.01
Commitments

Bank	Working Capital Commitment	Share Buyback DDTL Commitment	Credit Percentage
Coӧperatieve Rabobank U.A., New York Branch	$40,000,000	$17,066,667	21.333333%
Woodforest National Bank	$35,000,000	$14,933,334	18.666667%
BOKF, NA (dba Bank of Texas)	$32,500,000	$13,866,667	17.333332%
BancorpSouth Bank	$20,000,000	$8,533,333	10.666667%
Origin Bank	$20,000,000	$8,533,333	10.666667%
Veritex Community Bank (fka Green Bank)	$20,000,000	$8,533,333	10.666667%
Zions Bancorporation, N.A. dba Amegy Bank	$20,000,000	$8,533,333	10.666667%

	$187,500,000	$80,000,000	100%

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Annex III to Amendment No. 4

FORM OF EXHIBIT A-1
See attached.

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Annex IV to Amendment No. 4

FORM OF EXHIBIT B-1
See attached.

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Annex V to Amendment No. 4

FORM OF EXHIBIT B-2
See attached.

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Annex VI to Amendment No. 4

FORM OF EXHIBIT G

See attached.

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Annex VII to Amendment No. 4

FORM OF EXHIBIT H

See attached.

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Annex VIII to Amendment No. 4

FORM OF EXHIBIT I

See attached.

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Annex IX to Amendment No. 4
Subordinated Creditor Consent
The undersigned hereby:
i.reaffirms the terms, conditions and obligations under and pursuant to the Subordination and Intercreditor Agreement dated as of May 19, 2017 (as amended, supplemented or otherwise modified from time to time, the “Subordination Agreement”) among the Parent, certain of the Co-Borrowers, Coöperatieve Rabobank U.A., New York Branch as Senior Agent (as defined in the Subordination Agreement) and the undersigned as Junior Creditor (as defined in the Subordination Agreement);
ii. agrees that its obligations under the Subordination Agreement are and shall remain in full force and effect after giving effect to Amendment No. 4 dated as of July 31, 2020 (“Amendment No. 4”) among the Co-Borrowers, the Parent, the Banks, the Issuing Banks and Coöperatieve Rabobank U.A., New York Branch, as Agent; and
iii.agrees that “Senior Obligations” (as defined in the Subordination Agreement) includes the Obligations (as defined in the Credit Agreement).
Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in Amendment No. 4.

RETAILCO, LLC

By:__________________
Name:
Title:
Date:

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